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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) July 9, 2003

                       Action Products International, Inc.
             (Exact name of registrant as specified in its charter)

          Florida                   001-13118                59-2095427
          -------                   ---------                ----------
(State of incorporation)     (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)

                         390 N. Orange Ave., Suite 2185
                                Orlando, Florida
           (Address of principal executive office, including zip code)

                                 (407) 481-8007
                     (Telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Business Acquired: None

(b)      Pro Forma Financial Information: None

(c)      Exhibits:

Exhibit No.   Description
-----------   -----------
99.1          Press Release dated July 9, 2003, announcing revenues for the quarter ended June 30, 2003 (furnished pursuant to Item 12 of Form
              8-K, under Item 9 of this report.)

Item 9.  Regulation FD Disclosure.

         The information furnished under this Item 9 "Regulation FD Disclosure" is intended to be furnished under Item 12 "Results of Operations and Financial Condition". On July 9, 2003, the Registrant issued a press release announcing an increase of 53% in revenue for the quarter ending June 30, 2003 compared to the quarter ended June 30, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ACTION PRODUCTS INTERNATIONAL, INC.


                                     By: /s/ ROBERT L. BURROWS
                                     -----------------------------------------
                                     Robert L. Burrows
                                     Chief Financial Officer

Date: July 10, 2003